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                         THE DIRECTOR SELECT (SERIES I)
                              SEPARATE ACCOUNT ONE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                FILE NO. 33-73568


       SUPPLEMENT DATED MARCH 1, 2005 TO THE PROSPECTUS DATED MAY 3, 2004

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                SUPPLEMENT DATED MARCH 1, 2005 TO YOUR PROSPECTUS

On April 1, 2005, shareholders will vote on the proposed mergers of Evergreen VA Fund into Evergreen VA Growth and Income Fund and Evergreen VA Special Equity Fund into Evergreen VA Growth Fund.

If the proposed Evergreen VA Fund merger is approved, all assets of Evergreen VA Fund will be transferred into Evergreen VA Growth and Income Fund, and shareholders of Evergreen VA Fund will receive shares of Evergreen VA Growth and Income Fund. In addition, Evergreen VA Growth and Income Fund will change its name to Evergreen VA Fundamental Large Cap Fund and will change its investment objective from seeking "capital growth in the value of its shares and current income" to seeking "capital growth with the potential for current income."

If the proposed Evergreen VA Special Equity Fund merger is approved, all assets of Evergreen VA Special Equity Fund will be transferred into Evergreen VA Growth Fund, and shareholders of Evergreen VA Special Equity Fund will receive shares of Evergreen VA Growth Fund.

If approved by the shareholders, the mergers are scheduled to take place on or about April 15, 2005.

EVERGREEN VA FUND MERGER

As a result of the merger, if any of your Contract Value is currently invested in the Evergreen VA Fund Sub-Account, that Contract Value will be merged into the Evergreen VA Growth and Income Fund Sub-Account. If any portion of your future premium payments is allocated to the Evergreen VA Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Contract before the close of trading on the New York Stock Exchange on April 15, 2005. Effective as of the close of trading of the New York Stock Exchange on April 15, 2005, we will not process any transaction that includes an allocation to the Evergreen VA Fund Sub-Account.

EVERGREEN VA SPECIAL EQUITY FUND MERGER

As a result of the merger, if any of your Contract Value is currently invested in the Evergreen VA Special Equity Fund Sub-Account, that Contract Value will be merged into the Evergreen VA Growth Fund Sub-Account. If any portion of your future premium payments is allocated to the Evergreen VA Special Equity Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Contract before the close of trading on the New York Stock Exchange on April 15, 2005. Effective as of the close of trading of the New York Stock Exchange on April 15, 2005, we will not process any transaction that includes an allocation to the Evergreen VA Special Equity Fund Sub-Account.

Effective as of the close of trading of the New York Stock Exchange on April 15, 2005, any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the Evergreen VA Fund Sub-Account or the Evergreen VA Special Equity Fund Sub-Account will be terminated and you will have to re-enroll if you wish to continue after

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April 15, 2005. However, unless you direct us otherwise, any Automatic Income programs established on or before April 15, 2005 will continue uninterrupted.

In addition to the mergers, Evergreen VA Foundation Fund will change its name to Evergreen VA Balanced Fund effective after the close of business on April 15, 2005. All references in this prospectus to Evergreen VA Foundation Fund are changed to Evergreen VA Balanced Fund effective as of that time.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5154